                    FOURTEENTH AMENDMENT TO CREDIT AGREEMENT
                    ----------------------------------------

    FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 8, 1999, among TRANSWORLD HEALTHCARE, INC. (the "Borrower"), the lenders party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -

    WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Credit Agreement"); and

    WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;

    NOW, THEREFORE, it is agreed:

I.  Amendments and Modifications to Credit Agreement.
    ------------------------------------------------

    1. Section 9.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (o) thereof, (ii) deleting the period appearing at the end of clause (p) thereof and inserting a semicolon in lieu thereof and (iii) inserting the following new clauses immediately following existing clause (p) thereof:

        "(q) the Claremont Acquisition shall be permitted so long as (i) no Default or Event of Default is in existence at the time of the consummation thereof or immediately after giving effect thereto, (ii) the aggregate consideration paid in connection therewith shall not exceed (pound)450,000 consisting of an initial payment of (pound)250,000 upon closing and a deferred earnout payment of up to (pound)200,000 and (iii) such acquisition is consummated in accordance with the terms and provisions of the Claremont Asset Purchase Documents and all applicable laws, rules and regulations relating thereto; and

        (r) the Carelink Acquisition shall be permitted so long as (i) no Default or Event of Default is in existence at the time of the consummation thereof or immediately after giving effect thereto, (ii) the aggregate consideration paid in connection therewith shall not exceed (pound)650,000 consisting of an initial payment of (pound)300,000 upon closing and a deferred earnout payment of up to (pound)350,000 and (iii) such acquisition is consummated in accordance with the terms and provisions of the Carelink Asset Purchase Documents and all applicable laws, rules and regulations relating thereto."

    2. Section 9.12(c) of the Credit Agreement is hereby amended by inserting the words "the Carelink Asset Purchase Documents, the Claremont Asset Purchase Documents," immediately before the words "the Liverpool Asset Purchase Documents" appearing therein.

    3. Section 11 of the Credit Agreement is hereby further amended by inserting in appropriate alphabetical order the following definitions:

        "Carelink" shall mean the nursing and care agency business operated by Claudia Cooke in England under the name Carelink Homecare Services.

        "Carelink Acquisition" shall mean the purchase by Allied of certain of the assets, property and rights used in connection with Carelink.

        "Carelink Asset Purchase Agreement" shall mean the asset purchase agreement between Allied and Claudia Cooke in substantially the form delivered to the Agent on Fourteenth Amendment Effective Date.

        "Carelink Asset Purchase Documents" shall mean the Carelink Asset Purchase Agreement and any other agreement entered into in connection with the Carelink Acquisition, together with any annexes, exhibits or schedules thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

        "Claremont" shall mean the nursing and care agency business operated by Mr. and Mrs. Willis in England under the name Claremont Care Services.

        "Claremont Acquisition" shall mean the purchase by Allied of certain of the assets, property and rights used in connection with Claremont.

        "Claremont Asset Purchase Agreement" shall mean the asset purchase agreement between Allied and Mr. and Mrs. Willis in substantially the form delivered to the Agent on the Fourteenth Amendment Effective Date.

        "Claremont Asset Purchase Documents" shall mean the Claremont Asset Purchase Agreement and any other agreement entered into in connection with the Claremont Acquisition, together with any annexes, exhibits or schedules thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

        "Fourteenth Amendment Effective Date" shall have the meaning provided in the Fourteenth Amendment, dated as of January 8, 1999, to this Agreement.

II. Miscellaneous Provisions.
    ------------------------

    1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

        (a) no Default or Event of Default exists as of the Fourteenth Amendment Effective Date (as defined below), after giving effect to this Amendment; and

        (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Fourteenth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourteenth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

    2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

    4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    5. This Amendment shall become effective as of the date (the "Fourteenth Amendment Effective Date") when the Borrower, each other Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office. The Agent shall promptly notify the Borrower and the Banks in writing of the Fourteenth Amendment Effective Date.

    6. From and after the Fourteenth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                        TRANSWORLD HEALTHCARE, INC.,
                                          as Borrower



                                        By /s/ Wayne A. Palladino
                                          ---------------------------------
                                          Title: Vice President



                                        BANKERS TRUST COMPANY,
                                        Individually and as Agent



                                        By /s/ Patricia Hogan
                                          ---------------------------------
                                          Title: Principal



                                        THE BANK OF NEW YORK



                                        By /s/ Michael B. Scaduto
                                          ---------------------------------
                                          Title: Vice President



                                        BANQUE PARIBAS



                                        By
                                          ---------------------------------
                                          Title:



                                        By
                                          ---------------------------------
                                          Title:

                                        UBS AG, STAMFORD BRANCH



                                        By /s/ Renata Jacobson
                                          ---------------------------------
                                          Title: Director



                                        By /s/ Lawrence M. Charleson
                                          ---------------------------------
                                          Title: Executive Director



                                        FLEET BANK, N.A.



                                        By /s/ Christian Covello
                                          ---------------------------------
                                          Title: Vice President

Each of the undersigned, each being a Subsidiary Guarantor pursuant to the Credit Agreement referenced in the foregoing Fourteenth Amendment and a party to various Security Documents, hereby acknowledges and agrees to the foregoing provisions of the Fourteenth Amendment.

Acknowledged and
Agreed this _____ day
of January, 1999.


DERMAQUEST, INC.,
  as a Pledgor



By  /s/ Wayne A. Palladino
   ------------------------------
   Title:



MK DIABETIC SUPPORT SERVICES, INC.,
  as a Pledgor



By  /s/ Wayne A. Palladino
   ------------------------------
   Title:


THE PROMPTCARE COMPANIES, INC.,
  as a Pledgor



By  /s/ Wayne A. Palladino
   ------------------------------
   Title:

THE PROMPTCARE LUNG CENTER, INC.,
  as a Pledgor



By  /s/ Wayne A. Palladino
   ------------------------------
   Title:



STERI-PHARM, INC.,
  as a Pledgor



By  /s/ Wayne A. Palladino
   ------------------------------
   Title:



TRANSWORLD HOME HEALTHCARE
   NURSING DIVISION, INC., as a Pledgor


By  /s/ Wayne A. Palladino
   ------------------------------
   Title:



RESPIFLOW, INC.,
  as a Pledgor


By  /s/ Wayne A. Palladino
   ------------------------------
   Title:



TRANSWORLD ACQUISITION CORP.,
  as a Pledgor


By  /s/ Wayne A. Palladino
   ------------------------------
   Title: